UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2002

     PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV (as depositor under a Pooling and Servicing Agreement, dated as of July 1, 2000, providing for, inter alia, the issuance of PaineWebber Mortgage Acceptance Corp. IV Mortgage Pass-Through Certificates, Series 2000-1)

               PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
             (Exact name of registrant as specified in its charter)


       Delaware                    333-15685-03              06-1204982
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

1285 Avenue of the Americas
New York, New York                                             10019
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)713-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's PaineWebber Mortgage Acceptance Corp. IV Mortgage Pass-Through Certificates, Series 2000-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2000 among PaineWebber Mortgage
Acceptance Corp. IV, as depositor, Provident Funding Accociates, L.P., as originator, Provident Funding Associates, L.P., as servicer, and The Chase Manhattan Bank, as trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 3, 2003            By:    /s/  Diane E. Wallace
                                        ---------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December  26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2002

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

              PaineWebber Mortgage Acceptance Corp. IV Mortgage Pass-Through Certificates, Series 2000-1
                                Statement to Certificate Holders
                                      December 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        82,721,000.00              0.00          0.00         0.00           0.00      0.00            0.00                0.00
A2        30,000,000.00              0.00          0.00         0.00           0.00      0.00            0.00                0.00
A3        23,444,000.00              0.00          0.00         0.00           0.00      0.00            0.00                0.00
A4        10,000,000.00              0.00          0.00         0.00           0.00      0.00            0.00                0.00
A5        17,000,000.00      3,069,397.83    617,395.55    19,823.19     637,218.74      0.00            0.00        2,452,002.28
PO           388,257.00         63,076.48         91.21         0.00          91.21      0.00            0.00           62,985.27
AR               100.00              0.00          0.00         0.00           0.00      0.00            0.00                0.00
M          3,234,000.00      3,162,781.93      4,418.40    20,426.30      24,844.70      0.00            0.00        3,158,363.53
B1         1,276,000.00      1,247,900.35      1,743.31     8,059.36       9,802.67      0.00            0.00        1,246,157.04
B2           766,000.00        749,131.40      1,046.53     4,838.14       5,884.67      0.00            0.00          748,084.87
B3           596,000.00        582,875.10        814.28     3,764.40       4,578.68      0.00            0.00          582,060.82
B4           340,000.00        332,512.60        464.52     2,147.48       2,612.00      0.00            0.00          332,048.08
B5           426,055.00        416,672.62        582.09     2,691.01       3,273.10      0.00            0.00          416,090.53
TOTALS   170,191,412.00      9,624,348.31    626,555.89    61,749.88     688,305.77      0.00            0.00        8,997,792.42

X        147,878,310.16      6,666,442.97          0.00     2,398.23       2,398.23      0.00            0.00        6,044,491.33
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      69573CDG7        0.00000000      0.00000000     0.00000000     0.00000000            0.00000000       A1      7.750000 %
A2      69573CDH5        0.00000000      0.00000000     0.00000000     0.00000000            0.00000000       A2      7.750000 %
A3      69573CDJ1        0.00000000      0.00000000     0.00000000     0.00000000            0.00000000       A3      7.750000 %
A4      69573CDK8        0.00000000      0.00000000     0.00000000     0.00000000            0.00000000       A4      7.750000 %
A5      69573CDL6      180.55281353     36.31738529     1.16607000    37.48345529          144.23542824       A5      7.750000 %
PO      69573CDM4      162.46063819      0.23492171     0.00000000     0.23492171          162.22571647       PO      0.000000 %
AR      69573CDN2        0.00000000      0.00000000     0.00000000     0.00000000            0.00000000       AR      7.750000 %
M       69573CDP7      977.97833333      1.36623377     6.31611008     7.68234385          976.61209957       M       7.750000 %
B1      69573CDQ5      977.97833072      1.36623041     6.31611285     7.68234326          976.61210031       B1      7.750000 %
B2      69573CDR3      977.97832898      1.36622715     6.31610966     7.68233681          976.61210183       B2      7.750000 %
B3      69573CDT9      977.97835570      1.36624161     6.31610738     7.68234899          976.61211409       B3      7.750000 %
B4      69573CDU6      977.97823529      1.36623529     6.31611765     7.68235294          976.61200000       B4      7.750000 %
B5      69573CDV4      977.97847696      1.36623206     6.31610942     7.68234148          976.61224490       B5      7.750000 %
TOTALS                  56.55014079      3.68147771     0.36282606     4.04430377           52.86866308

X       69573CDS1       45.08060014      0.00000000     0.01621759     0.01621759           40.87476604       X       0.431696 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Gouri Mukherjee
                JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                       Tel:(212)623-4481/Fax:(212)623-5858
                      Email: gouri.s.mukherjee@jpmchase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                       Total Funds                                                                                      690,744.10

Sec. 4.04 (a)(i)       Aggregate Principal Prepayment Amount                                                            613,138.08
                       Aggregate Liquidation Proceeds Amount                                                                  0.00

Sec. 4.06(ii)          Unpaid Interest Shortfalls for A1                                                                      0.00
                       A2                                                                                                     0.00
                       A3                                                                                                     0.00
                       A4                                                                                                     0.00
                       A5                                                                                                     0.00
                       AR                                                                                                     0.00
                       AX                                                                                                     0.00
                       M                                                                                                      0.00
                       B1                                                                                                     0.00
                       B2                                                                                                     0.00
                       B3                                                                                                     0.00
                       B4                                                                                                     0.00
                       B5                                                                                                     0.00
#printspace
                       Shortfalls Paid for A1                                                                                 0.00
                       A2                                                                                                     0.00
                       A3                                                                                                     0.00
                       A4                                                                                                     0.00
                       A5                                                                                                     0.00
                       AR                                                                                                     0.00
                       AX                                                                                                     0.00
                       M                                                                                                      0.00
                       B1                                                                                                     0.00
                       B2                                                                                                     0.00
                       B3                                                                                                     0.00
                       B4                                                                                                     0.00
                       B5                                                                                                     0.00

Sec. 4.06(v)           Beginning Pool Stated Principal Balance                                                        9,624,348.21
                       Ending Pool Stated Principal Balance                                                           8,997,792.32

Sec. 4.06(vi)          Senior Percentage for the following distribution date                                              27.443 %
                       Junior Percentage for the following distribution date                                              72.557 %

Sec. 4.06(vii)         Master Servicing Fees                                                                              2,255.06
                       Trustee Fees                                                                                          40.10

Sec. 4.06(ix)          Current Advance                                                                                    8,611.36
                       Aggregate Advances Outstanding                                                                     8,611.36

Sec. 4.06(x)           Number and Aggregate Principal Balance of Delinquent Mortgage Loans

                             PERIOD            NUMBER          AGGREGATED        PERCENTAGE
                                                           PRINCIPAL BALANCE
                             ---------------------------------------------------------------
                                0-30 days       2                 516,739.57     5.74 %
                                31-60 days      0                       0.00     0.00 %
                                61-90 days      0                       0.00     0.00 %
                                91+ days        0                       0.00     0.00 %
                                Total           2                 516,739.57     5.74 %
                             ---------------------------------------------------------------

                        Loans in Foreclosure

                             Group 1
                              NUMBER              PRINCIPAL BALANCE             PERCENTAGE
                             ---------------------------------------------------------------
                                2                    569,025.48                 6.32 %
                             ---------------------------------------------------------------


                       Total Number and Principal Balances of the REO Properties

                             Group Totals

                              NUMBER              PRINCIPAL BALANCE             PERCENTAGE
                             ---------------------------------------------------------------
                                0                       0.00                    0.00 %
                             ---------------------------------------------------------------



Sec. 4.06(xiii)        Senior Prepayment Percentage                                                                       100.00 %

Sec. 4.06(xiv)         Current Amount of Realized Losses                                                                      0.00
Sec. 4.06(xv)          Special Hazard Loss Coverage Amount                                                              942,597.11
                       Fraud Loss Coverage Amount                                                                             0.00
                       Bankruptcy Loss Coverage Amount                                                                  100,000.00

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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